Exhibit 99.1
     NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:	William P. Hornby, CPA
whornby@century-bank.com

Phone:	781-393-4630

Fax:	781-393-4071
CENTURY BANCORP, INC. REPORTS FIRST QUARTER RESULTS AND DECLARES
QUARTERLY DIVIDEND
Medford, MA, April 8, 2008—Century Bancorp, Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $1,800,000, or $0.32 per share diluted, for the first quarter ended March 31, 2008, an increase of 79.3% when compared to net income of $1,004,000, or $0.18 per share diluted, for the first quarter ended March 31, 2007.
Net interest income totaled $10.2 million for the quarter ended March 31, 2008 as compared to $9.2 million for 2007. The 11.2% increase in net interest income for the period is due to an increase of forty-one basis points in the net interest margin, from 2.41% on a fully taxable equivalent basis in 2007 to 2.82% on the same basis for 2008.
At March 31, 2008, total equity was $122.2 million compared to $118.8 million at December 31, 2007. The Company’s equity increased as a result of earnings and a decline in accumulated other comprehensive loss, net of taxes offset by dividends paid. The Company’s leverage ratio stood at 9.56% at March 31, 2008, compared to 8.81% at March 31, 2007. Book value as of March 31, 2008 was $22.04 per share compared to $19.65 at March 31, 2007.
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The Company’s allowance for loan losses was $9.8 million or 1.31% of loans outstanding at the end of the first quarter of 2008, compared to $9.8 million, or 1.37% of loans outstanding at March 31, 2007 and $9.6 million, or 1.33% of loans outstanding at December 31, 2007. Non-performing assets totaled $2.6 million at March 31, 2008, compared to $1.8 million at December 31, 2007 and $625,000 at March 31, 2007. Non-performing assets increased primarily as a result of an increase in small business loans on non-accrual.
The Company’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on the Company’s Class A common stock, and 6.00 cents ($0.06) per share on the Company’s Class B common stock. The dividends were declared payable May 15, 2008 to stockholders of record on May 1, 2008.
The Company, through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-one full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.
Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.
This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition (unaudited)
(in thousands)

	March 31,	December 31,
Assets	2008	2007
Cash and Due From Banks	$73,886	$66,974
Federal Funds Sold and Interest-bearing Deposits In Other Banks	130,218	232,927

Securities Available-For-Sale (AFS)	419,459	403,635

Securities Held-to-Maturity	194,246	183,710

Loans:
Commercial & Industrial	130,799	117,332
Construction & Land Development	64,051	62,412
Commercial Real Estate	300,626	299,920
Residential Real Estate	166,828	168,204
Consumer and Other	25,312	21,588
Home Equity	56,695	56,795

Total Loans	744,311	726,251
Less: Allowance for Loan Losses	9,773	9,633

Net Loans	734,538	716,618

Bank Premises and Equipment	22,413	21,985
Accrued Interest Receivable	6,800	6,590
Goodwill	2,714	2,714
Core Deposit Intangible	1,574	1,671
Other Assets	43,217	43,457

Total Assets	$1,629,065	$1,680,281

Liabilities
Demand Deposits	$266,013	$289,526

Interest Bearing Deposits:
Savings and NOW Deposits	334,123	310,858
Money Market Accounts	275,874	234,099
Time Deposits	271,836	295,578

Total Interest Bearing	881,833	840,535

Total Deposits	1,147,846	1,130,061

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	79,970	85,990
Other Borrowed Funds	217,483	289,885

Total Borrowed Funds	297,453	375,875

Other Liabilities	25,483	19,456
Subordinated Debentures	36,083	36,083

Total Liabilities	1,506,865	1,561,475

Total Stockholders’ Equity	122,200	118,806

Total Liabilities & Stockholders’ Equity	$1,629,065	$1,680,281

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income (unaudited)
For the Quarter Ended March 31, 2008 and 2007
(in thousands)

	Quarter Ended March 31,
	2008	2007

Interest Income:
Loans	$12,262	$12,971
Securities Held-to-Maturity	1,905	2,396
Securities Available-for-Sale	4,379	3,552
Federal Funds Sold and Interest-bearing Deposits In Other Banks	1,216	1,827

Total Interest Income	19,762	20,746

Interest Expense:
Savings and NOW Deposits	1,614	1,592
Money Market Accounts	1,590	2,386
Time Deposits	2,916	4,610
Securities Sold Under Agreements to Repurchase	516	773
Other Borrowed Funds and Subordinated Debentures	2,894	2,183

Total Interest Expense	9,530	11,544

Net Interest Income	10,232	9,202

Provision For Loan Losses	700	300

Net Interest Income After
Provision for Loan Losses	9,532	8,902

Other Operating Income
Service Charges on Deposit Accounts	1,981	1,786
Lockbox Fees	772	734
Net Gain on Sales of Investments	100	—
Other Income	569	329

Total Other Operating Income	3,422	2,849

Operating Expenses
Salaries and Employee Benefits	6,290	6,213
Occupancy	1,064	996
Equipment	730	733
Other	2,300	2,360

Total Operating Expenses	10,384	10,302

Income Before Income Taxes	2,570	1,449

Income Tax Expense	770	445

Net Income	$1,800	$1,004

Century Bancorp, Inc. and Subsidiaries
Consolidated Quarterly Average Comparative Statements of Condition (unaudited)
(in thousands)

	March 31,	March 31,
Assets	2008	2007
Cash and Due From Banks	$56,737	$59,704
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	151,477	140,819

Securities Available-For-Sale (AFS)	392,395	396,199
Securities Held-to-Maturity	189,331	263,714

Total Loans	735,099	725,872
Less: Allowance for Loan Losses	9,772	9,817

Net Loans	725,327	716,055

Unrealized Gain(Loss) on Securities AFS	2,781	(7,142)
Bank Premises and Equipment	22,310	23,071
Accrued Interest Receivable	6,959	7,254
Goodwill	2,714	2,714
Core Deposit Intangible	1,634	2,021
Other Assets	42,413	41,993

Total Assets	$1,594,078	$1,646,402

Liabilities
Demand Deposits	$259,395	$279,897

Interest Bearing Deposits:
Savings and NOW Deposits	342,503	305,694
Money Market Accounts	248,368	298,125
Time Deposits	283,893	390,618

Total Interest Bearing	874,764	994,437

Total Deposits	1,134,159	1,274,334

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	93,074	84,131
Other Borrowed Funds	188,616	120,659

Total Borrowed Funds	281,690	204,790

Other Liabilities	20,751	23,228
Subordinated Debentures	36,083	36,083

Total Liabilities	1,472,683	1,538,435

Total Stockholders’ Equity	121,395	107,967

Total Liabilities & Stockholders’ Equity	$1,594,078	$1,646,402

Total Average Earning Assets — YTD	$1,468,302	$1,526,603

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information (unaudited)
(in thousands, except share data)

	March 31,	March 31,
	2008	2007
Performance Measures:

Earnings per average share, basic, quarter	$0.32	$0.18
Earnings per average share, diluted, quarter	$0.32	$0.18
Return on average assets, quarter	0.45%	0.25%
Return on average stockholders’ equity, quarter	5.96%	3.77%
Net interest margin (taxable equivalent), quarter	2.82%	2.41%
Efficiency ratio, quarter	75.2%	85.3%
Book value per share	$22.04	$19.65
Tangible book value per share	$21.27	$18.81
Tangible capital / tangible assets	7.26%	6.69%

Common Share Data:
Average shares outstanding, basic, quarter	5,543,804	5,541,225
Average shares outstanding, diluted, quarter	5,546,700	5,550,653

Shares outstanding Class A	3,516,704	3,513,604
Shares outstanding Class B	2,027,100	2,028,700

Total shares outstanding at period end	5,543,804	5,542,304

Assets Quality and Other Data:

Allowance for loan losses / loans	1.31%	1.37%
Nonaccrual loans	$2,184	$625
Nonperforming assets	$2,636	$625
Loans 90 days past due and still accruing	$639	$—
Net charge-offs (recoveries), quarter	$560	$215

Leverage ratio	9.56%	8.81%
Tier 1 risk weighted capital ratio	16.48%	16.59%
Total risk weighted capital ratio	17.55%	17.71%
Total risk weighted assets	$920,829	$873,785